SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):    January 27, 1998

                            H. F. Ahmanson & Company
                          ----------------------------
               (Exact name of registrant as specified in charter)

           Delaware                   1-8930                 95-0479700
         ------------               ----------             --------------
 (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)               Number)            Identification No.)

       4900 Rivergrade Road, Irwindale, California                 91706
     -----------------------------------------------             ---------
        (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code   (626) 960-6311

                                 Not applicable
                               ------------------
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 Investor presentation materials to be used by the Registrant at one or more presentations for analysts and investors commencing on January 27, 1998. (In the investor presentation, the Registrant is sometimes referred to by its stock exchange ticker symbol, "AHM").

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 26, 1998               H. F. AHMANSON & COMPANY


                                             /s/ Tim S. Glassett
                                       -----------------------------------
                                       By:   Tim S. Glassett
                                             First Vice President and
                                                Assistant General Counsel